UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2020

RAMACO RESOURCES, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	001-38003	38-4018838
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

250 West Main Street, Suite 1800 Lexington, Kentucky 40507
(Address of principal executive offices)

(859) 244-7455
(Registrant’s telephone number, including area code) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	METC	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 1.01 Entry into a Material Definitive Agreement.

Equipment Loan

On April 16, 2020, Ramaco Resources, Inc., a Delaware corporation (the “Company”),  Ramaco Development, LLC, RAM Mining, LLC, Ramaco Coal Sales, LLC, Ramaco Resources, LLC and Ramaco Resources Land Holdings, LLC, as borrowers, entered into an equipment loan (the “Equipment Loan”) with Key Equipment Finance, a Division of KeyBank National Association, as lender, in the principal amount of $4,742,838.68.

The Equipment Loan is evidenced by a promissory note (the “Equipment Note”) effective April 14, 2020. The Equipment Note bears interest at a rate of 7.45% per annum. Principal and interest are payable in thirty-six consecutive monthly installments commencing on May 20, 2020.  The Equipment Loan may be prepaid in whole, but not in part, subject to a prepayment premium equal to 3% of the outstanding principal in months 1-12, 2% of the outstanding principal in months 13-24 and 1% of the outstanding principal thereafter.  The Equipment Loan is secured by certain equipment of the Company and the other borrowers.

The foregoing description of the Equipment Loan does not purport to be complete and is qualified in its entirety by reference to the full text of the Equipment Note, which is attached as Exhibit 10.1 to this report and incorporated by reference herein.

Paycheck Protection Program Loan

On April 17, 2020, the Company, entered into a loan with KeyBank National Association as the lender in the principal amount of $8,444,737 (the “PPP Loan”) pursuant to the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security (CARES) Act to encourage continued employment of workers.

The PPP Loan is evidenced by a promissory note (the “PPP Note”) dated April 17, 2020 and matures on April 17, 2022. The PPP Note bears interest at a rate of 1.000% per annum. Principal and interest are payable monthly commencing on November 17, 2020 and may be prepaid by the Company at any time prior to maturity with no prepayment penalties.

The foregoing description of the PPP Loan does not purport to be complete and is qualified in its entirety by reference to the full text of the PPP Note, which is attached as Exhibit 10.2 to this report and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the Equipment Loan and the PPP Loan in Item 1.01 are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2020, the Compensation Committee (the “Committee”) of the Board of Directors of the Company adopted a revised form of restricted stock award agreement pursuant to the Company’s Long-Term Incentive Plan (the “LTIP”), which principally changed the date for vesting of awards under the LTIP. The LTIP allows for grants of awards, including restricted stock awards, to employees, directors or other individuals that provide services to the Company or its affiliates. The Company expects to use the foregoing newly approved form for future restricted stock award grants under the LTIP.

The description of the form of restricted stock award agreement contained in this Item 5.02 does not purport to be complete and is qualified in its entirety by reference to the form of restricted stock award agreement included as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

Reopening of Elk Creek Mines

The Company will begin to partially reopen its furloughed Elk Creek complex operations and recall approximately one-third of its furloughed workforce during the week of April 20, 2020.  The Company intends to recall all furloughed employees by May 1, 2020.

Amendment to Credit Agreement

On February 20, 2020, the Company entered into that certain First Amendment (the “Amendment”) to the Credit and Security Agreement (the “Existing Credit Agreement”) by and among: (i) Keybank National Association, as administrative agent, collateral agent, lender and issuing bank; (ii) the other lenders party thereto; and (iii) the Company, Ramaco Development, LLC, RAM Mining, LLC, Ramaco Coal Sales, LLC, Ramaco Resources, LLC and Ramaco Resources Land Holdings, LLC (collectively, the “Borrowers”) (the Existing Credit Agreement, as so amended, the “Credit Agreement”). The Amendment provides for, among other things, (i) a reduction in the applicable interest rate margins for LIBOR loans from 2.35% to 2.00% with respect to revolving loans and from 4.75% to 2.00% with respect to term loans, (ii) a reduction in the applicable interest rate margins for base rate loans from 1.75% to 1.50% with respect to revolving loans and 3.75% to 1.50% with respect to term loans, (iii) modification of the borrowing base advance rate with respect to eligible coal inventory to be 85% of the net orderly liquidation value of such eligible coal inventory (subject to a maximum limit equal to 55% of the aggregate revolving commitments under the Credit Agreement), (iv) an increase to the concentration limit with respect to eligible accounts owing from any non-investment grade account debtor from 25% of all eligible accounts to 35% of all eligible accounts (and removing concentration limits with respect to any eligible accounts which are insured by third party credit insurance), (v) an extension of the maturity date of the Credit Agreement to December 31, 2023, (vi) an increase in the sublimit for issuances of letters of credit from $1,000,000 to $3,000,000 and (vii) certain other modifications to the Existing Credit Agreement set forth in the Amendment. The capitalized terms that are not defined in this description of the Amendment shall have the meanings given to such terms in the Credit Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 99.1 to this report and incorporated by reference herein.

Loss of “Controlled Company” Status

On April 16, 2020, as a result of issuances of restricted stock approved by the Committee, the ownership of the Company’s common stock held collectively by funds managed by Yorktown Partners LLC fell below 50%, and the Company ceased to qualify as a “controlled company” within the meaning of the NASDAQ corporate governance requirements.  Accordingly, the Company will comply with the phase-in schedule as provided by NASDAQ Rule 5615(c), including the requirement to establish fully independent committees and a majority of independent directors on the Board of Directors within one year of the loss of “controlled company” status.  The Company’s audit committee is currently comprised solely of independent directors, and the Company’s compensation committee is currently comprised of a majority of independent directors.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events and expectations, and it is possible that the results described in this Form 8-K will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements. These factors include, without limitation, the Company’s beliefs concerning future events, including the COVID-19 pandemic, failure of our sales commitment counterparties to perform, increased government regulation of coal in the United States or internationally, or unexpected decline of demand for coal in export markets and underperformance of the railroads. Any forward-

looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements found in the Company’s filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K. The risk factors and other factors noted in the Company’s SEC filings could cause its actual results to differ materially from those contained in any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1

Promissory Note dated April 20, 2020 by Ramaco Resources, Inc., Ramaco Development, LLC, RAM Mining, LLC, Ramaco Coal Sales, LLC, Ramaco Resources, LLC and Ramaco Resources Land Holdings, LLC, as borrowers, and Key Equipment Finance, a Division of KeyBank National Association, as lender.

10.2	Promissory Note dated April 17, 2020 by Ramaco Resources, Inc. in favor of KeyBank National Association.

10.3	Form of Restricted Stock Award Agreement.

99.1

First Amendment to Credit and Security Agreement dated as of February 20, 2020 by and among Ramaco Resources, Inc., Ramaco Development, LLC, RAM Mining, LLC, Ramaco Coal Sales, LLC, Ramaco Resources, LLC and Ramaco Resources Land Holdings, LLC, as borrowers, the lenders party thereto and KeyBank National Association as administrative agent, collateral agent, a lender and issuing bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMACO RESOURCES, INC.
By:	/s/ Randall W. Atkins
Randall W. Atkins Executive Chairman

Date:      April 21, 2020